Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

First Amendment to the

LICENSE AGREEMENT FOR USE OF CATALENT IPSC LINES IN PRE-CLINICAL AND
CLINICAL DEVELOPMENT, AND COMMERCIALISATION OF CELL THERAPIES

This First Amendment to the License Agreement for Use of Catalent IPSC Lines in Pre-Clinical and Clinical Development, and Commercialisation of Cell Therapies (this “Amendment”), made and entered into as of March [•], 2026 (this “Amendment”), is made by and between

Catalent Düsseldorf GmbH, [***]

(hereinafter “Catalent”)

and

Clade Therapeutics, Inc., [***]

(hereinafter “Customer”)

(Catalent and Customer hereinafter jointly the “Parties” or each being a “Party”)

Preamble

WHEREAS, Clade, a wholly-owned subsidiary of Century Therapeutics, Inc., a Delaware corporation, and Catalent are the parties to the License Agreement for Use of Catalent IPSC Lines in Pre-Clinical and Clinical Development, and Commercialisation of Cell Therapies effective as of December 12, 2022 (the “License Agreement”), in order for Customer to use Catalent’s GMP iPSC [***] to perform pre-clinical research, clinical trials and file one or more marketing authorization(s) with regard to developing iPSC derived cell therapies, under the terms set forth in the License Agreement;

WHEREAS, Customer has indicated that it wishes to amend several sections of the License Agreement as outlined in this Amendment;

WHEREAS, Catalent is willing to amend the License Agreement to the extent set forth below:

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants set forth below and notwithstanding any provisions of the License Agreement to the contrary, the Parties hereby agree as follows:

1.	Definitions

The expressions used in this Amendment shall have the meaning as further defined in the License Agreement, unless different or new definitions are provided in this Amendment.

2.	Amendments to certain sections of the License Agreement

2.1The following definitions are inserted into Section 1 of the License Agreement in the correct alphabetical order, and all Section numbers in Section 1 are hereby updated to be in the correct numerical order (i.e. 1.1, 1.2, 1.3, etc.) that corresponds to each alphabetically-ordered definition in Section 1:

1.4	“Asia Pacific Market” means any of Australia, Japan, Republic of Korea and the People’s Republic of China.
1.25	“Primary European Market” means any of the United Kingdom, France, Germany, Italy, or Spain.
1.26	“Primary Product” means [***].
1.36	“Subsequent Product” means any product that [***].

2.2All cross-references to numbered subsections of Section 1 of the License Agreement are hereby updated to the updated subsection number of Section 1 after giving effect to Section 2.1 of this Amendment. For example, the cross-references to Section 1.6 in the License Agreement as in effect prior to giving to effect to Section 2.1 of this Amendment (i.e. a cross-reference to the definition of Clinical Trial) are, by virtue of this Section 2.2, now cross-references to Section 1.7 of the License Agreement.

2.3The definition of Product at Section 1.27 (after giving effect to Section 2.1 of this Amendment) is hereby removed in its entirety and replaced with the following:

1.27	“Product” means the Primary Product or Subsequent Product.

2.4Section 10.3 of the License Agreement is hereby removed in its entirety and replaced with the following terms:

10.3Milestone Payments

[***]

2.5Section 10.4 (a) of the License Agreement is hereby removed in its entirety and replaced with the following terms:

a)	As of the Effective Date [***].

2.6Section 10.8 of the License Agreement is hereby removed in its entirety and replaced with the following terms:

10.8

Invoices shall be sent to Customer to the following address or such other address as Customer may notify Catalent from time to time: [***]. Billing-related questions shall be sent to Customer at [***].

2.7Customer’s mailing address for purposes of notices under Section 14 of the License Agreement shall be the address set forth in the introductory paragraph of this Amendment until such time as Customer provides written notice of a different address. Notices addressed to Customer shall be made to the attention of Legal Department along with a copy (which shall not constitute notice) to [***] unless Customer provides written notice of a different email address.

2.8Article 15 of the License Agreement is hereby updated to add the following sentence at the end of the existing paragraph:

Catalent and Customer hereby agree to discuss in good faith a joint press release upon achievement of key milestones, including: (1) [***] and (2) [***]; provided that the foregoing shall not be construed as an obligation of either party to permit or issue any such joint press release.

2.9[***]

3.	Miscellaneous

Except as amended hereinabove, the License Agreement will remain unchanged and in full force and effect.

On Behalf of	On Behalf of
Catalent Düsseldorf GmbH	Clade Therapeutics, Inc.

NAME: [***]	NAME:
FUNCTION:	FUNCTION:

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